Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

dated as of January 13, 2016,

among

RICE MIDSTREAM PARTNERS LP,

as Parent Guarantor,

RICE MIDSTREAM OPCO LLC,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of January 13, 2016 (the “First Amendment Effective Date”), is among RICE MIDSTREAM OPCO LLC, a Delaware limited liability company (the “Borrower”); RICE MIDSTREAM PARTNERS LP, a Delaware limited partnership, as a parent guarantor (the “Parent”); each of the other undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 22, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement as set forth herein, to be effective as of the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definition. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“First Amendment” means that certain First Amendment to Credit Agreement dated as of January 13, 2016, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

2.2 Amended Definitions. The definitions of “Acquisition Period” and “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Acquisition Period” means any period commencing on the date that a Material Acquisition is consummated (so long as the Borrower has delivered written notice to the Administrative Agent no later than 15 days after such date that it is electing in its sole discretion to commence an Acquisition Period as of such date) through and including the last day of (a) in the case of any Material Acquisition that is consummated prior to the Covenant Changeover Date, the second full fiscal quarter following the date on which such acquisition is consummated or (b) in the case of any Material Acquisition that is consummated on or after the Covenant Changeover Date, the third full fiscal quarter following the date on which such acquisition is consummated; provided that, in the case of each of the foregoing clauses (a) and (b), there shall be at least one full fiscal quarter between any two Acquisition Periods.

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Fee Letter, the Letter of Credit Agreements, the Letters of Credit, any Intercreditor Agreement and the Security Instruments.

Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the following:

3.1 The Administrative Agent shall have received counterparts of this First Amendment from the Credit Parties and the Majority Lenders.

3.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this First Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this First Amendment, no Event of Default exists.

4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

4.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

4.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

PARENT:	RICE MIDSTREAM PARTNERS LP, a Delaware limited partnership

	By:	Rice Midstream Management LLC, a Delaware limited liability company, its general partner

	By:	/s/ Grayson T. Lisenby

	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

BORROWER:	RICE MIDSTREAM OPCO LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

GUARANTORS:	RICE POSEIDON MIDSTREAM LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE WATER SERVICES (OH) LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE WATER SERVICES (PA) LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

WELLS FARGO BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

CITIBANK, N.A., as a Lender

By:	/s/ Saqeeb Ludhi
Name:	Saqeeb Ludhi
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

FIFTH THIRD BANK, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mason McGurrin
Name:	Mason McGurrin
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

COMERICA BANK, as a Lender

By:	/s/ Jeffery Treadway
Name:	Jeffery Treadway
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

COMPASS BANK, as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Senior Vice President

By:	/s/ John Moffitt
Name:	John Moffitt
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM OPCO LLC